LIBERTY FLORIDA TAX-EXEMPT FUND                                SEMIANNUAL REPORT

JULY 31, 2000

[BUILDING GRAPHIC]

PRESIDENT'S MESSAGE




DEAR SHAREHOLDER:

You may have noticed that your Fund has a new name. As of July 14, the names of our funds were changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects your Fund's affiliation with the Liberty funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom -- however you define it.

Although the municipal bond markets exhibited considerable volatility during the six months ended July 31, 2000,the overall result was positive. As the Federal Reserve (the Fed) repeatedly raised key short-term interest rates -- by 0.25% in both February and March and by 0.50% in May -- two things became quite clear. First, the Fed was concerned that the rapidly expanding U.S. economy could ignite higher rates of inflation. Second, the Fed was quite determined to snuff out the sparks before they could become a conflagration.

Initially, the rate increases hurt performance in the municipal bond markets because as rates rise, bond prices fall. However, the Fed's persistence -- coupled with indications by the second quarter of the calendar year that the economy may be slowing -- appears to have convinced investors that inflation will not become a major obstacle to growth in the foreseeable future. Municipal bond prices rallied in the final two months of the period. Your Fund's management team had anticipated this scenario for some time, and the Fund was well positioned to benefit from the rally.

As always, thank you for choosing Liberty Florida Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
September 11, 2000

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Not FDIC Insured

May Lose Value
No Bank Guarantee

HIGHLIGHTS

- POSITIVE RESULTS FOR MUNICIPAL BONDS WERE BOLSTERED BY RESTRICTED SUPPLY. Due to high tax revenues and budget surpluses, state and local governments issued fewer municipal bonds during the first six months of calendar year 2000. New bond issues were 22% below the 1999 level, and refundings of existing bonds declined nearly 70%. At the same time, higher yields prompted an increase in demand for municipal bonds. The combination of reduced supply and increased demand helped to keep prices for municipal bonds higher than they might otherwise have been.

- THE MUNICIPAL BOND YIELD CURVE FLATTENED DURING THE SIX-MONTH PERIOD. Between February and July, yields for short-term municipal bonds declined slightly (0.10% to 0.20%). Meanwhile, rates for intermediate- and long-term municipals fell by as much as 0.54% as investors responded to early signs that the U.S. economy may be slowing and that inflation may not become a serious problem down the road. As yields fell, bond prices rose, and the gains were largest for bonds in the 25- to 30-year maturity range.

                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/00 - 7/31/00


[LINE GRAPH]

                  Lehman Brothers Municipal        Salomon 30-Year Treasury
                          Bond Index                      Bond Index
                  -------------------------        ------------------------
1/31/00                          0%                             0%
2/29/00                       1.16%                           3.7%
3/31/00                       3.37%                          8.56%
4/30/00                       2.76%                          7.23%
5/31/00                       2.22%                          7.02%
6/30/00                       4.93%                          9.36%
7/31/00                        6.4%                         11.48%

Past performance is no indication of future results.

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-Year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE AS OF 7/31/00

Class A                 $7.32

Class B                 $7.32

Class C                 $7.32

DISTRIBUTIONS DECLARED

FROM 2/1/00 TO 7/31/00

Class A               $0.180

Class B               $0.153

Class C               $0.164

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 7/31/00

Class A               4.61%

Class B               4.07%

Class C               4.38%

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.46% for Class A shares, 3.92% for Class B shares, and 3.92% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS

ON 7/31/00

Class A               7.63%

Class B               6.74%

Class C               7.25%

Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when Adjusted Gross Income exceeds certain levels.

                           PORTFOLIO MANAGER'S REPORT



QUALITY BREAKDOWN AS OF 7/31/00

AAA                     60.7%

AA                      15.1%

A                        5.6%

BBB                      3.9%

B                        1.0%

Nonrated                11.9%

Cash equivalents         1.8%

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

BOUGHT/SOLD

As part of our efforts to lengthen the Fund's duration and improve its credit quality, we divested uninsured (BBB-rated) Puerto Rico general obligation bonds due in 2014 and replaced them with insured (AAA-rated) Puerto Rico finance bonds due in 2017 (2.3% of net assets).

RISING LONG-TERM BOND PRICES CONTRIBUTED TO MODEST BUT SOLID GAINS FOR THE FUND

Against a backdrop of falling yields and rising prices for intermediate- and long-term municipal bonds, Class A Shares of Liberty Florida Tax-Exempt Fund posted a total return of 6.45% without a sales charge for the six months ended July 31, 2000. We are pleased with this result, which reflects not only the general trend in the market but the effectiveness of our investment strategy.

THE FUND SHIFTED EMPHASIS TO BETTER LONG-TERM POSITIONING

In the second half of the fiscal year ended January 31, 2000, we chose to shorten the Fund's duration. This move was designed to insulate the Fund from the impact of rising interest rates, which generally lead to lower bond prices. By February of this year, we were convinced that the market would ultimately come to view the Fed's interest rate hikes as an effective, preemptive strike against higher inflation. In a lower inflation-rate environment, investors would not demand higher yields, so we expected more moderate interest rates to prevail in the long run. Falling rates, of course, mean rising prices for bonds.

With this scenario in mind, we began lengthening the Fund's duration in February, purchasing primarily securities in the 15- to 17-year maturity range. Following additional "preemptive strikes" against inflation in February, March and May, investors did indeed take the pressure off bond yields. The bond market rallied, and the Fund performed quite well.

As part of our long-term strategy, we also improved the Fund's call protection. We sold bonds that had relatively short time periods remaining before they could be called for redemption by the issuers and purchased issues with longer call-protection periods. Bonds with shorter call protection generally gain less as interest rates fall.

REAL ESTATE BONDS BOOSTED YIELD

High-yield and nonrated bonds did not rally as much as higher-quality municipal bonds during the six-month period, but they continued to be relatively inexpensive to buy and provided very attractive yields -- in some cases, as much as 1.6% more than comparable investment-grade bonds. For this reason, we purchased a small number of property tax bonds backed by new real estate developments in Florida. Adding them to the portfolio enhanced both its overall diversification and its yield potential.

FLORIDA'S ECONOMY REMAINED BUOYANT

The economic and fiscal situations in Florida continued to be encouraging. Job growth was high, and unemployment rates continued to fall. Tourism, a major contributor to the economy, was booming, while real estate, also an important economic driver, seems to have been only slightly effected by higher interest rates.

SIGNS OF A POSITIVE ENVIRONMENT FOR BONDS ARE GROWING

Our outlook for the municipal bond market has improved considerably. As the six-month period came to a close, we had already seen the first signs of more temperate U.S. economic growth, including a reduction in new housing starts and softening of retail sales. Slower growth could set the stage for lower interest rates in 12 to 15 months. We believe the Fund is well positioned should that occur.

We are equally positive in our outlook for Florida. The fiscal situation is quite stable. And, although we anticipate a slight moderation in economic growth, we believe that Florida will remain one of the nation's most robust economies. That, in turn, should lead to more tax revenues and lessen the need for state and local governments to issue new bonds. The reduced supply, combined with strong demand from investors, may give the Florida municipal bond market a further boost. We would not be surprised if it outperformed the national average in the second half of 2000.


/s/ David Pope


DAVID POPE is portfolio manager of Liberty Florida Tax-Exempt Fund and is a vice president of Colonial Management Associates, Inc. (CMA).

Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

TOP FIVE SECTOR BREAKDOWN 7/31/00 VS. 1/31/00

[BAR CHART]

                        7/31/00       1/31/00
                        -------       -------
 Hospital                12.8%          7.4%

 Municipal Electric      12.5%         11.4%

 Special Property Tax    10.5%         11.3%

 Single-Family           10.4%          9.8%

 Water & Sewer            8.8%          8.3%

Sector breakdowns are calculated as a percentage of total net assets.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

                            PERFORMANCE INFORMATION



AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00

Share Class                A                          B                         C
Inception                2/1/93                     2/1/93                    8/1/97
----------------------------------------------------------------------------------------------
                   Without    With Sales      Without    With Sales     Without     With Sales
                Sales Charge    Charge     Sales Charge    Charge     Sales Charge    Charge
----------------------------------------------------------------------------------------------
6 month
(cumulative)        6.45%        1.39%         6.05%        1.05%         6.21%        5.21%
1 year              2.75         (2.13)        1.98         (2.91)        2.29         1.31
5 years             5.26         4.24          4.48         4.14          4.66         4.66
Life                5.04         4.36          4.26         4.26          4.38         4.38

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

Share Class                  A                         B                         C
----------------------------------------------------------------------------------------------
                   Without     With Sales    Without      With Sales    Without     With Sales
                Sales Charge     Charge    Sales Charge     Charge    Sales Charge    Charge
----------------------------------------------------------------------------------------------
6 month
(cumulative)        4.23%        (0.72)%       3.83%        (1.17)%       3.99%        2.99%
1 year              1.74         (3.10)        0.98         (3.87)        1.28         0.31
5 years             5.16         4.14          4.38         4.04          4.55         4.55
Life                4.92         4.23          4.14         4.14          4.26         4.26

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B shares contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the Class C shares contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing Fund class with a similar expense structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class B and Class C shares.

INVESTMENT PORTFOLIO

July 31, 2000 (Unaudited)
(In thousands)

MUNICIPAL BONDS - 97.3%                                PAR                VALUE
--------------------------------------------------------------------------------
EDUCATION - 2.7%
EDUCATION
Pinellas County Educational
  Facilities Authority,
  Barry University Project, Series 1998,
    5.375% 10/1/23                                      $1,000            $  940
PR Commonwealth of Puerto Rico,
  Industrial Tourist, Educational,
  Medical & Environmental Facilities,
  Ana G. Mendez University,
    5.375% 2/1/19                                          275               255
                                                                          ------
                                                                           1,195
                                                                          ------

--------------------------------------------------------------------------------
HEALTHCARE - 14.2%
CONGREGATE CARE RETIREMENT - 0.9%
Lee County Industrial Development Authority,
  Shell Point Village Project,
  Series 1999 A:
    5.500% 11/1/29                                         250               194
    5.750% 11/15/15                                        250               216
                                                                          ------
                                                                             410
                                                                          ------
HOSPITAL - 12.8%
Cape Canaveral Hospital District,
  Series 1998,
    5.250% 1/1/18                                          500               405
Jacksonville Health Facilities Authority,
  National Benevolent Association,
  Series 2000 A,
    7.100% 3/1/30                                          250               248
Miami Beach Health Facilities Authority,
  Mt. Sinai Medical Center of Florida,
  Series 1998,
    5.375% 11/15/28                                        500               387
Orange County Health Facilities Authority,
  Orlando Regional Healthcare System:
  Series 1999,
    6.000% 10/1/26                                         500               483
  Series 1996 A,
    6.250% 10/1/16                                       3,000             3,295
Tampa, H. Lee Moffitt Cancer Center,
  Series 1999 A,
    5.750% 7/1/29                                        1,000               912
                                                                          ------
                                                                           5,730
                                                                          ------
NURSING HOME - 0.5%
Collier County Industrial
  Development Authority,
  Beverly Enterprises, Inc., Series 1991,
    10.750% 3/1/03                                         115               121
Escambia County,
  Beverly Enterprises-Florida, Inc.,
  Series 1985,
    9.800% 6/1/11                                          105               109
                                                                          ------
                                                                             230
                                                                          ------

--------------------------------------------------------------------------------
HOUSING - 14.4%
MULTI-FAMILY - 4.0%
Broward County Housing
  Finance Authority:
  Cross Keys Apartments,
  Series 1998 A,
    5.750% 10/1/28                                       1,000               925
Chaves Lake Apartment Project,
  Series 2000,
    7.500% 7/1/40                                          250               252
Clay County Housing Finance Authority,
  Madison Commons Apartments,
  Series 2000 A,
    7.450% 7/1/40                                          250               251
Orange County Housing Finance Authority,
  Palms at Brentwood Apartments,
  Series 1998 K,
    6.500% 12/1/34                                         250               221
State Housing Fince Corp.,
  Sunset Place Apartments,
  Series 1999 K,
    6.000% 10/1/19                                         150               145
                                                                          ------
                                                                           1,794
                                                                          ------
SINGLE FAMILY - 10.4%
Broward County Housing Finance
  Authority,
  Series 1995,
    6.700% 2/1/28                                        1,220             1,267
Lee County Housing Finance Authority,
  Series 1998 A,
    6.300% 3/1/29                                          970               990
Manatee County Housing
  Finance Authority,
  Series 1996-1,
    7.450% 5/1/27                                        1,470             1,594
Miami-Dade County,
  Series 1999 A,
    5.550% 10/1/19                                         500               483
Orange County Housing Finance
  Authority, Series 1999 A,
    6.250% 9/1/28                                          300               306
                                                                          ------
                                                                           4,640
                                                                          ------

See notes to investment portfolio.

July 31, 2000 (Unaudited)
(In thousands)

MUNICIPAL BONDS (CONTINUED)                                PAR             VALUE
--------------------------------------------------------------------------------
INDUSTRIAL - 1.0%

FOOD PRODUCTS
Hendry County Industrial Development
  Authority, Savannah Foods & Industries,
  Series 1992,
    6.400% 3/1/17                                       $  500            $  427
                                                                          ------

--------------------------------------------------------------------------------
OTHER - 4.6%
POOL/BOND BANK - 0.7%
State Municipal Loan Council,
  Series 2000 A,
    (a) 4/1/21                                           1,000               304
                                                                          ------
REFUNDED/ESCROWED (b) - 3.9%
Clearwater Housing Authority,
  Hampton Apartments,
  Series 1994,
    8.250% 5/1/24                                          567               646
Seminole County,
  Series 1992,
    6.000% 10/1/19                                       1,030             1,094
                                                                          ------
                                                                           1,740
                                                                          ------

--------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.4%
RESOURCE RECOVERY
Palm Beach County Solid Waste Authority,
  Series 1998 A,
    (a) 10/1/12                                          2,000             1,053
                                                                          ------

--------------------------------------------------------------------------------
TAX-BACKED - 27.4%
LOCAL APPROPRIATED - 2.4%
Hillsborough County School Board,
  Series 1998 A,
    5.500% 7/1/16                                        1,060             1,078
                                                                          ------
SPECIAL NON-PROPERTY TAX - 4.9%
Jacksonville, Excise Tax,
  Series 1993,
    (a) 10/1/09                                            525               328
Tampa Sports Authority,
  Tampa Bay Arena Project,
  Series 1995,
    5.750% 10/1/25                                       1,500             1,547
Tampa Utility Tax,
  Series 1996,
    (a) 4/1/21                                           1,000               306
                                                                          ------
                                                                           2,180
                                                                          ------
SPECIAL PROPERTY TAX - 10.5%
Fleming Island Plantation
  Community Development
  District, Series 2000 A,
    6.300% 2/1/05                                          250               250

Heritage Palms Community Development
  District, Series 1999,
    6.250% 11/1/04                                         400               399
Heritage Springs Community
  Development District:
  Series 1999 A,
    6.750% 5/1/21
    6.250% 5/1/05                                          255               254
Indigo Community Development District,
  Series 1999 B,
    6.400% 5/1/06                                          300               299
Lexington Oaks Community
  Development District,
  Series 1998 A,
    6.125% 5/1/19                                          585               554
Maple Ridge Community
  Development District,
  Series 2000,
    7.150% 5/1/31                                          200               200
Northern Palm Beach County
  Improvement District,
  Series 1999,
    6.000% 8/1/29                                          500               451
Orlando, Conroy Road Interchange Project:
  Series 1998 A,
    5.800% 5/1/26                                          500               443
  Series 1998 B,
    5.250% 5/1/05                                          190               183
Stoneybrook Community
  Development District:
  Series 1998 A,
    6.100% 5/1/19                                          250               235
  Series 1998 B,
    5.700% 5/1/08                                          300               291
Village Center Community
  Development District,
  Series 1998 A,
    5.500% 11/1/12                                       1,000             1,042
                                                                          ------
                                                                           4,698
                                                                          ------

STATE APPROPRIATED - 3.8%
State Department of Corrections,
  Okeechobee Correctional Installation,
  Series 1995,
    6.250% 3/1/15                                          625               666
PR Commonwealth of Puerto Rico
  Public Finance Corp.,
  Series 1998 A,
    5.375% 6/1/17                                        1,000             1,013
                                                                          ------
                                                                           1,678
                                                                          ------
STATE GENERAL OBLIGATIONS - 5.8%
State Board of Education,
  Series 1992 A,
    6.400% 6/1/19                                        2,500             2,595
                                                                          ------

See notes to investment portfolio.

                                                        PAR              VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 7.0%
AIRPORT - 2.3%
Dade County, Miami International
  Airport, Series 1992 B,
    6.600% 10/1/22                                      $1,000            $1,053
                                                                         -------
PORTS - 4.7%
Dade County Seaport:
  Series 1995,
    6.200% 10/1/09                                       1,000             1,102
  Series 1996,
    5.400% 10/1/21                                       1,000               977
                                                                         -------
                                                                           2,079
                                                                         -------

--------------------------------------------------------------------------------
UTILITY - 23.6%
INVESTOR OWNED - 2.3%
Citrus County, Florida Power Corp.,
  Crystal River Power Plant, Series 1992 A,
    6.625% 1/1/27                                        1,000             1,043
                                                                         -------
MUNICIPAL ELECTRIC - 12.5%
Fort Pierce Utilities Authority,
  Series 1999 B,
    (a) 10/1/17                                          1,000               381
Lakeland,
  Series 1999 C,
    6.050% 10/1/11                                       1,870             2,043
Orlando Utilities Commission,
  Series 1989 D,
    6.750% 10/1/17 (c)                                   2,750             3,152
                                                                         -------
                                                                           5,576
                                                                         -------
WATER & SEWER - 8.8%
Dade County Water & Sewer,
  Series 1997,
    5.250% 10/1/21                                       1,000               963
Seacoast Utility Authority,
  Series 1989 A,
    5.500% 3/1/15                                        1,900             1,948
Seminole County,
  Series 1992,
    6.000% 10/1/19                                         470               503
Tampa Bay,
    6.267% 10/1/29                                         500               509
                                                                         -------
                                                                           3,922
                                                                         -------
TOTAL MUNICIPAL BONDS
(cost of $43,288)(d)                                                      43,425
                                                                         -------

SHORT-TERM OBLIGATIONS - 1.8%
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES (e)
IL State Development Finance Authority,
  Ulich Children's Home Project,
    4.250% 4/1/07                                          600               600
IN State Health Facilities Financing
  Authority, Series 2000,
    4.250% 1/12/20                                         200               200
                                                                         -------
                                                                             800
                                                                         -------

OTHER ASSETS & LIABILITIES NET- 0.9%                                         395
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $44,620
                                                                         =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) These securities, or a portion thereof, with a total market value of $1,375, are being used to collateralize open futures contracts.

(d)  Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 2000.

Long futures contracts open at July 31, 2000:

                        Par value                              Unrealized
                        covered by          Expiration        appreciation
    Type                contracts             month            at 7/31/00
    ----                ---------             -----            ----------
Treasury Note            $1,200              September           $39

See notes to investment portfolio.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000 (Unaudited)
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $43,288)                                       $ 43,425
Short-term obligations                                                         800
                                                                          --------
                                                                            44,225

Receivable for:
  Interest                                            $    746
  Expense reimbursement
    due from Advisor                                        20
Other                                                       11                 777
                                                      --------            --------
  Total Assets                                                              45,002

LIABILITIES
Payable for:
  Investments purchased                                    201
  Fund shares repurchased                                   62
  Distributions                                             61
Accrued:
  Management fee                                            19
  Transfer agent fee                                         5
  Bookkeeping fee                                            2
  Deferred Trustees fees                                     4
Other                                                       28
                                                      --------
  Total Liabilities                                                            382
                                                                          --------

NET ASSETS                                                                $ 44,620
                                                                          ========
Net asset value & redemption price per share --
  Class A ($23,369/3,191)                                                     7.32(a)
                                                                          ========
Maximum offering price per share --
  Class A ($7.32/0.9525)                                                      7.69(b)
                                                                          ========
Net asset value & offering price per share --
  Class B ($20,855/2,849)                                                     7.32(a)
                                                                          ========
Net asset value & offering price per share --
  Class C ($396/54)                                                           7.32(a)
                                                                          ========
COMPOSITION OF NET ASSETS
Capital paid in                                                           $ 46,348
Overdistributed net investment income                                          (11)
Accumulated net realized loss                                               (1,893)
Net unrealized appreciation on:
  Investments                                                                  137
  Open futures contracts                                                        39
                                                                          --------
                                                                          $ 44,620
                                                                          ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2000 (Unaudited)
(In thousands)

INVESTMENT INCOME
Interest                                                                  $ 1,333
                                                                          -------
EXPENSES
Management fee                                            $   113
Service fee                                                    44
Distribution fee -- Class B                                    81
Distribution fee -- Class C                                     2
Transfer agent                                                 33
Bookkeeping fee                                                14
Trustees fee                                                    4
Custodian fee                                                   2
Audit fee                                                      17
Legal fee                                                       3
Registration fee                                                8
Reports to shareholders                                         6
Other                                                           4
                                                          -------
  Total expenses                                              331

Fees waived by the Advisor                                    (34)
Fees waived by the Distributor -- Class C                      (1)
Custodian credits earned                                       (2)            294
                                                          -------         -------
  Net Investment Income                                                     1,039
                                                                          -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                (431)
  Closed futures contracts                                     33
                                                          -------
    Net Realized Loss                                                        (398)
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                               2,099
  Open futures contracts                                       25
                                                          -------
  Net Change in Unrealized
    Appreciation/Depreciation                                               2,124
                                                                          -------
    Net Gain                                                                1,726
                                                                          -------
  Increase in Net Assets from Operations                                  $ 2,765
                                                                          =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(In thousands)

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                        JULY 31,     JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS                         2000          2000
--------------------------------------------------------------------------------
Operations:
Net investment income                                   $  1,039       $  2,275
Net realized loss                                           (398)          (341)
Net change in unrealized appreciation/
  depreciation                                             2,124         (5,627)
                                                        --------       --------
  Net Increase (Decrease) from Operations                  2,765         (3,693)

Distributions:
From net investment income -- Class A                       (581)        (1,218)
From net investment income -- Class B                       (458)        (1,008)
From net investment income -- Class C                         (7)           (15)
                                                        --------       --------
                                                           1,719         (5,934)
                                                        --------       --------

Fund Share Transactions:
Receipts for shares sold -- Class A                        1,175          3,264
Value of distributions reinvested -- Class A                 261            529
Cost of shares repurchased -- Class A                     (2,964)        (6,336)
                                                        --------       --------
                                                          (1,528)        (2,543)
                                                        --------       --------

Receipts for shares sold -- Class B                          560          3,150
Value of distributions reinvested -- Class B                 149            345
Cost of shares repurchased -- Class B                     (2,855)        (9,281)
                                                        --------       --------
                                                          (2,146)        (5,786)
                                                        --------       --------

Receipts for shares sold -- Class C                          200             40
Value of distributions reinvested -- Class C                   1              8
Cost of shares repurchased -- Class C                       (173)            --
                                                        --------       --------
                                                              28             48
                                                        --------       --------
Net Decrease from Fund
  Share Transactions                                      (3,646)        (8,281)
                                                        --------       --------
  Total Decrease                                          (1,927)       (14,215)

NET ASSETS
Beginning of period                                       46,547         60,762
                                                        --------       --------
End of period (net of overdistributed
  net investment income of $11 and
  $4, respectively)                                     $ 44,620       $ 46,547
                                                        ========       ========

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                         ENDED       YEAR ENDED
                                                        JULY 31,     JANUARY 31,
NUMBER OF FUND SHARES                                     2000          2000
--------------------------------------------------------------------------------
Sold -- Class A                                              164            447
Issued for distributions reinvested -- Class A                36             71
Repurchased -- Class A                                      (415)          (854)
                                                        --------       --------
                                                            (215)          (336)
                                                        --------       --------

Sold -- Class B                                               77            430
Issued for distributions reinvested --
  Class B                                                     21             47
Repurchased -- Class B                                      (396)        (1,245)
                                                        --------       --------
                                                            (298)          (768)
                                                        --------       --------

Sold -- Class C                                               28              5
Issued for distributions reinvested --
  Class C                                                    (a)              1
Repurchased -- Class C                                       (24)            --
                                                        --------       --------
                                                               4              6
                                                        --------       --------

(a) Rounds to less than one.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS

In the opinion of management of Liberty Florida Tax-Exempt Fund (formerly Colonial Florida Tax Exempt Fund) (the Fund), a series of Liberty Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES

ORGANIZATION:

The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

AVERAGE NET ASSETS                                              ANNUAL FEE RATE
-------------------------------------------------------------------------------
First $2 billion                                                      0.50%
Over $2 billion                                                       0.45%

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. For the six months ended July 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $6,176 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2, $27,573 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to November 30, 1994 and (2) 0.25% on net assets attributable to shares issues thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the six months ended July 31, 2000, the Fund's service fee was 0.19%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which maybe terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with the custodian bank under which custodian fees were reduced by balance credits of $1,803 applied during the six months ended July 31, 2000. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended July 31, 2000, purchases and sales of investments, other than short-term obligations, were $7,039,148 and $11,414,467, respectively.

Unrealized appreciation (depreciation) at July 31, 2000,based on cost of investments for both financial statement and federal income tax purposes was approximately:

Gross unrealized appreciation                                        $1,122,000
Gross unrealized depreciation                                          (985,000)
                                                                     ----------
Net unrealized appreciation                                          $  137,000
                                                                     ----------

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          YEAR OF EXPIRATION                CAPITAL LOSS CARRYFORWARD
          ------------------                -------------------------
                2004                                $  511,000
                2005                                    41,000
                2008                                   683,000
                                                    ----------
                                                    $1,235,000
                                                    ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 2000.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     (UNAUDITED)
                                                           SIX MONTHS ENDED JULY 31, 2000
                                                        -------------------------------------
                                                        CLASS A        CLASS B        CLASS C
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 7.050        $ 7.050        $ 7.050
                                                        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                              0.179          0.152          0.162(c)
Net realized and unrealized gain                          0.271          0.271          0.271
                                                        -------        -------        -------
Total from Investment Operations                          0.450          0.423          0.433
                                                        -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.180)        (0.153)        (0.164)
                                                        =======        =======        =======
NET ASSET VALUE, END OF PERIOD                          $ 7.320        $ 7.320        $ 7.320
                                                        =======        =======        =======
Total return (d)(e)(f)                                     6.45%          6.05%          6.21%
                                                        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                            0.94%          1.69%          1.39%(c)
Net investment income (g)(h)                               4.98%          4.23%          4.53%(c)
Fees waived or borne by the Advisor (g)(h)                 0.15%          0.15%          0.15%
Portfolio turnover                                           18%            18%            18%
Net assets at end of period (000)                       $23,369        $20,855        $   396

(a)      Net of fees and expenses waived or borne
         by the Advisor which amounted to:              $ 0.005        $ 0.005        $ 0.005

(b) The per share net investment income amounts do not reflect the periods reclassification of differences between book and tax basis net investment income.

(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% (annualized).

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)      Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                       YEAR ENDED JANUARY 31, 2000
                                                  -------------------------------------
                                                  CLASS A        CLASS B       CLASS C
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.890        $ 7.890        $ 7.890
                                                  -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                        0.349          0.293          0.316(c)
Net realized and unrealized loss                   (0.844)        (0.844)        (0.844)
                                                  -------        -------        -------
Total from Investment Operations                   (0.495)        (0.551)        (0.528)
                                                  -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.345)        (0.289)        (0.312)
                                                  =======        =======        =======
NET ASSET VALUE, END OF PERIOD                    $ 7.050        $ 7.050        $ 7.050
                                                  =======        =======        =======
Total return (d)(e)                                 (6.39)%        (7.10)%        (6.82)%
                                                  =======        =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                         0.94%          1.69%          1.39%(c)
Net investment income (f)                            4.68%          3.93%          4.23%(c)
Fees waived or borne by the Advisor (f)              0.09%          0.09%          0.09%
Portfolio turnover                                     33%            33%            33%
Net assets at end of period (000)                 $24,011        $22,183        $   353

(a)      Net of fees and expenses waived or
         borne by the Advisor which amounted to:  $ 0.007        $ 0.007        $ 0.007

(b) The per share net investment income amounts do not reflect the periods reclassification of differences between book and tax basis net investment income.

(c) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

                                                                            YEAR ENDED JANUARY 31, 1999
                                                              -----------------------------------------------------
                                                              CLASS A                CLASS B                CLASS C
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 7.790                $ 7.790                $ 7.790
                                                              -------                -------                -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                       0.356                  0.296                  0.320(b)
Net realized and unrealized gain                                0.119                  0.119                  0.119
                                                              -------                -------                -------
Total from Investment Operations                                0.475                  0.415                  0.439
                                                              -------                -------                -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.366)                (0.307)                (0.331)
In excess of net investment income                             (0.009)                (0.008)                (0.008)
                                                              =======                =======                =======
Total Distributions Declared to Shareholders                   (0.375)                (0.315)                (0.339)
                                                              =======                =======                =======
NET ASSET VALUE, END OF PERIOD                                $ 7.890                $ 7.890                $ 7.890
                                                              =======                =======                =======
Total return (c)(d)                                              6.29%                  5.48%                  5.80%
                                                              =======                =======                =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                     0.82%                  1.57%                  1.27%(b)
Net investment income (e)                                        4.59%                  3.84%                  4.14%(b)
Fees waived or borne by the Advisor (e)                          0.17%                  0.17%                  0.17%
Portfolio turnover                                                 50%                    50%                    50%
Net assets at end of period (000)                             $29,526                $30,891                $   345

(a)      Net of fees and expenses waived or borne
         by the Advisor which amounted to:                    $ 0.013                $ 0.013                $ 0.013

(b) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and direct brokerage arrangements had an impact of 0.01% and $0.001 per share.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                   YEARS ENDED JANUARY 31
                                                       ----------------------------------------------------------------------------
                                                                   1998                           1997                    1996
                                                       -----------------------------      -------------------   -------------------
                                                       CLASS A   CLASS B    CLASS C(b)    CLASS A     CLASS B   CLASS A     CLASS B
                                                       -------   --------   --------      -------     -------   ---------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 7.430   $  7.430   $  7.710      $ 7.620     $ 7.620   $   7.100   $ 7.100
                                                       -------   --------   --------      -------     -------   ---------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.388      0.332      0.172(c)     0.395       0.340       0.404     0.351
Net realized and unrealized gain (loss)                  0.361      0.361      0.082       (0.194)     (0.194)      0.535     0.533
                                                       -------   --------   --------      -------     -------   ---------   -------
Total from Investment Operations                         0.749      0.693      0.254        0.201       0.146       0.939     0.884
                                                       -------   --------   --------      -------     -------   ---------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.389)    (0.333)    (0.174)      (0.391)     (0.336)     (0.419)   (0.364)
                                                       -------   --------   --------      -------     -------   ---------   -------
NET ASSET VALUE, END OF PERIOD                         $ 7.790   $  7.790   $  7.790      $ 7.430     $ 7.430   $   7.620   $ 7.620
                                                       -------   --------   --------      -------     -------   ---------   -------
Total return (d)(e)                                      10.37%      9.55%      3.35%(f)     2.80%       2.03%      13.55%    12.72%
                                                       =======   ========   ========      =======     =======   =========   =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                              0.59%      1.34%      1.04%(c)     0.56%     1.31%         0.45%     1.18%
Interest expense                                            --         --         --           (i)       (i)          --         --
Net investment income (g)                                 5.08%      4.33%      4.63%(c)     5.31%     4.56%         5.45%     4.72%
Fees waived or borne by the Advisor (g)                   0.41%      0.41%      0.40%(h)     0.44%     0.44%         0.55%     0.55%
Portfolio turnover                                          32%        32%        32%          69%       69%           83%       83%
Net assets at end of period (000)                      $32,150    $33,665   $    103      $31,275    $33,341      $32,599   $35,741

(a)      Net of fees and expenses waived or borne by
         the Advisor which amounted to:                $ 0.031    $ 0.031   $  0.031      $ 0.032    $ 0.032      $ 0.040   $ 0.040

(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30% (annualized).

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)      Not annualized.

(g) In 1998,the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

(h)      Annualized.

(i)      Rounds to less than 0.01%.

TRUSTEES & TRANSFER AGENT



TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of
Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)


JOSEPH R. PALOMBO

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group - Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Florida Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

SEMIANNUAL REPORT:
LIBERTY FLORIDA TAX-EXEMPT FUND

CHOOSE LIBERTY


BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

     [LIBERTY FUNDS LOGO]

     ALL-STAR Institutional money management approach for individual investors.

     COLONIAL         Fixed income and value style equity investing.

     CRABBE
     HUSON A contrarian approach to fixed income and equity investing.

     NEWPORT          A leader in international investing.(SM)

     STEIN ROE
     ADVISOR          Innovative solutions for growth and income investing.

     [KEYPORT LOGO]   A leading provider of innovative annuity products.



Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.


BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


LIBERTY FLORIDA TAX-EXEMPT FUND                                SEMIANNUAL REPORT
                                                                ---------------
[LIBERTY FUNDS LOGO]                                               BULK RATE
                                                                 U.S. POSTAGE
Liberty Funds Distributor, Inc. (c)2000                              PAID
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750      HOLLISTON, MA
www.libertyfunds.com                                             PERMIT NO. 20
                                                                ---------------
                                                 788-03/388C-0700 (9/00) 00/1562